Federated Prudent Global Income Fund
Class A Shares
Class C Shares
Institutional Shares
(A Portfolio of Federated Income Securities Trust)
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 15, 2008.

1.  Under the heading entitled, “Portfolio Manager Information,” please delete the first paragraph, the table immediately following the first paragraph that is titled “Additional Accounts Managed by Portfolio Manager” and that references Douglas C. Noland, and the first sentence following such table that states “Dollar value range of shares owned in the Fund: none”, and replace it with the following:

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of December 31, 2008.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas C. Noland	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 Fund/$1,018.688 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: over $1,000,000.

2.  Under the heading entitled, “Portfolio Manager Information,” please delete the table that is titled “Additional Accounts Managed by Portfolio Manager” and that references Ihab Salib and replace it with the following:

Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	3 Funds/$412.983 million	0
Other Pooled Investment Vehicles	5 Portfolios/$417.810 million	0
Other Accounts	3 Accounts/$966.806 million	3 Accounts/$966.806 million

January 20, 2009

Cusip             31420C712
Cusip             31420C696
Cusip             31420C688
39928 (01-09)